POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Alan L. Wurtzel
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Richard N. Cooper
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Douglas D. Drysdale
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Barbara S. Feigin
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Theodore D. Nierenberg
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Mikael Salovaara
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Walter J. Salmon
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Edward Villanueva
                                        Director

                             POWER OF ATTORNEY

     I hereby appoint Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Michael T. Chalifoux
                                        Michael T. Chalifoux, Chief
                                        Financial Officer and Director

                             POWER OF ATTORNEY

     I hereby appoint Michael T. Chalifoux my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the annual report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 28, 1995 and any amendment with such attorney-in-fact may be deemed appropriate or necessary.



                                        s/Richard L. Sharp
                                        Richard L. Sharp, Chief
                                        Executive Office and Director